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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the captions "Selected Financial Data" and "Experts" and to the use of our reports dated January 29, 1997, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-15837) and related Prospectus of ATL Products, Inc. for the registration of 1,895,000 shares of its Class A Common Stock.


                                                  /s/ ERNST & YOUNG LLP

Orange County, California

January 29, 1997